                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ] Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
240.14a-12
The American Funds Tax-Exempt Series II
The Tax-Exempt Fund of California
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

    ---------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ---------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------
    (5) Total fee paid:

    ---------------------------------------------------------------------------
[X] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ---------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------
    (3) Filing Party:

    ---------------------------------------------------------------------------
    (4) Date Filed:

    ---------------------------------------------------------------------------
Notes:

                    THE AMERICAN FUNDS TAX-EXEMPT SERIES II

                       THE TAX-EXEMPT FUND OF CALIFORNIA

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               FEBRUARY 29, 1996

                               ----------------

To the Shareholders of
 The Tax-Exempt Fund of California:

  A Special Meeting of Shareholders of The Tax-Exempt Fund of California (the "Fund") will be held at the offices of the Fund, 333 South Hope Street, 51st Floor, Los Angeles, California, on Thursday, February 29, 1996 at 10:00 a.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

    (1) election of a Board of nine Trustees;

    (2) approval of a proposed amendment to the Fund's investment restriction regarding the maximum percentage ownership of any class of securities of an issuer;

    (3) ratification of the selection, by the Board of Trustees, of Deloitte & Touche LLP as independent accountant for the Fund for the fiscal year 1996;

    (4) such other matters as may properly come before the meeting.

  The Board of Trustees has fixed the close of business on January 5, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

  THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF TRUSTEES. THE PROXY IS REVOCABLE, AND YOUR SIGNING WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT THAT YOU ATTEND THE MEETING.
                                           By Order of the Board of Trustees,

                                                   Julie F. Williams
                                                       Secretary

January 18, 1996


                                   IMPORTANT

   SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                    THE AMERICAN FUNDS TAX-EXEMPT SERIES II

                       THE TAX-EXEMPT FUND OF CALIFORNIA
             333 SOUTH HOPE STREET, LOS ANGELES, CALIFORNIA 90071

                               ----------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                               FEBRUARY 29, 1996

                               ----------------

  The enclosed Proxy is solicited by the Board of Trustees of the Fund in connection with the Special Meeting of Shareholders to be held on Thursday, February 29, 1996. Every Proxy returned in time to be voted at the meeting will be voted and, if a specification is made with respect to any proposal, the Proxy will be voted accordingly. If no specification is made, the Proxy will be voted in favor of the proposal. Anyone having submitted a Proxy may revoke it prior to its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person. This Proxy was first mailed to shareholders on or about January 18, 1996.

  At the close of business on January 5, 1996, the record date fixed by the Board of Trustees for the determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding 15,443,161.708 shares of beneficial interest, the only authorized class of securities of the Fund. Each share is entitled to one vote. There is no provision for cumulative voting. No person owned of record or was known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund.

  With respect to the election of Trustees (Item 1), the nine nominees receiving the highest number of votes shall be deemed to be elected. The vote required to approve Items 2 and 3 is the affirmative vote of the lesser of (a) 67% or more of all shares present and entitled to vote at the meeting, provided the holders of more than 50% of all outstanding shares are present or represented by proxy, or (b) more than 50% of all outstanding shares.

  In the event that sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for a period or periods of not more than 120 days in the aggregate to permit further solicitation of Proxies. The persons named as proxies may vote all Proxies in favor of such adjournment. Signed but unmarked Proxies will be voted for the below nominated Trustees and in favor of all proposals. Shareholders who return Proxies marked as abstaining from voting on one or more proposals are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s). Where brokers holding Fund shares for their customers in Street Name have not received instructions and are not authorized to vote without instruction, those shares also will be treated as abstentions.

1.ELECTION OF TRUSTEES.

  Nine Trustees are to be elected at the meeting, each to hold office until their resignation or removal and until a successor is elected and qualified. Because it is not anticipated that meetings of shareholders will be held each year, the Trustees' terms will be indefinite in length. All of the nominees for Trustee except Diane C. Creel and Leonard R. Fuller were elected by the shareholders at the meeting held on June 15, 1992. Diane C. Creel and Leonard
R. Fuller were elected by the Trustees on September 22, 1994.

  Each of the nominees has agreed to serve as Trustee if elected. If, due to presently unforeseen circumstances, any nominee should not be available for election, the persons named as proxies will vote the signed but unmarked Proxies and those marked for the nominated Trustees for such other nominee as the present Trustees may recommend. The table below sets forth certain information regarding the nominees.

                                                                                                  SHARES BENEFICIALLY
                                                                                                   OWNED DIRECTLY OR
                                                                                                     INDIRECTLY AT
                                                                                                    JANUARY 5, 1996
                            CURRENT PRINCIPAL                                                   -----------------------
                              OCCUPATION AND       YEAR       MEMBERSHIPS ON BOARDS OF OTHER               OTHER FUNDS
    NAME OF NOMINEE        PRINCIPAL EMPLOYMENT    FIRST          REGISTERED INVESTMENT                      IN THE
  (POSITION WITH FUND)    DURING PAST FIVE YEARS ELECTED A     COMPANIES AND PUBLICLY HELD                  AMERICAN
   AND DATE OF BIRTH                #             TRUSTEE               COMPANIES                 FUND     FUNDS GROUP
  --------------------    ---------------------- ---------    ------------------------------      ----    -------------
H. FREDERICK              Private Investor; The    1986    The American Funds Group             8,995.428   110,269.260
 CHRISTIE+(2)              Mission Group (non-             (Director/Trustee of 16 other funds)
 (Trustee)                 utility holding                 American Variable Insurance Series
 7/10/33                   company, subsidiary             Ducommun Inc.
                           of Southern                     Great Western Financial Corporation
                           California Edison               IHOP Corp.
                           Company), former                Southwest Water Company
                           President                       Ultramar Corporation
DIANE C. CREEL(1)(2)      The Earth Technology     1994    The American Funds Group                 0         2,651.721
 (Trustee)                 Corporation                     (Director/Trustee of 11 other funds)
 11/7/48                   (consulting                     Glendale Federal Bank
                           engineering),                   Teledyne Inc.
                           Chairwoman of the
                           Board, President and
                           CEO
MARTIN FENTON, Jr.(1)(2)  Senior Resource          1989    The American Funds Group               307.314    30,879.746
 (Trustee)                 Group, Inc.                     (Director/Trustee of 14 other funds)
 6/13/35                   (management of                  American Variable Insurance Series
                           senior living
                           centers), Chairman
LEONARD R. FULLER(2)        Fuller & Company,      1994    The American Funds Group                61.881     1,087.767
 (Trustee)                Inc.                             (Director/Trustee of 11 other funds)
 7/20/46                     (management con-
                          sultants),
                             President
ABNER D. GOLDSTINE*       Capital Research and     1986    The American Funds Group             1,846.154   665,918.724+
 (President and            Management Company,             (Director/Trustee of 11 other funds)
 Trustee)                  Senior Vice
 12/26/29                  President
                           and Director
PAUL G. HAAGA, Jr.*       Capital Research and     1989    The American Funds Group             1,233.402   244,619.650+
 (Chairman of              Management Company,             (Director/Trustee of 13 other funds)
 the Board)                Senior Vice
 12/27/48                  President
                           and Director
HERBERT HOOVER III(2)     Private Investor         1986    The American Funds Group             4,624.502 1,075,554.528
 (Trustee)                                                 (Director/Trustee of 13 other funds)
 11/5/27

                                                                                   SHARES BENEFICIALLY
                                                                                    OWNED DIRECTLY OR
                                                          MEMBERSHIPS ON BOARDS OF    INDIRECTLY AT
                           CURRENT PRINCIPAL                       OTHER             JANUARY 5, 1996
                             OCCUPATION AND       YEAR     REGISTERED INVESTMENT   --------------------
    NAME OF NOMINEE       PRINCIPAL EMPLOYMENT    FIRST    COMPANIES AND PUBLICLY               THE
 (POSITION WITH FUND)    DURING PAST FIVE YEARS ELECTED A           HELD                     AMERICAN
   AND DATE OF BIRTH               #             TRUSTEE         COMPANIES           FUND   FUNDS GROUP
 --------------------    ---------------------- --------- ------------------------   ----   -----------
RICHARD G. NEWMAN(1)(2)  AECOM Technology         1991      The American Funds      140.090  17,430.796
 (Trustee)                Corporation,                    Group
 11/22/34                 (architectural                    (Director/Trustee of
                          engineering)                    11 other funds)
                          Chairman of the                   Southwest Water
                          Board,                          Company
                          President and CEO
PETER C. VALLI(1)(2)     BW/IP International,     1991      The American Funds      310.963  27,704.072
  (Trustee)               Inc.,                           Group
  2/1/27                  (industrial                       (Director/Trustee of
                          manufacturing)                  11 other funds)
                          Chairman

--------
   The American Funds Group consists of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. managed by Capital Research and Management Company. Capital Research and Management Company also manages American Variable Insurance Series, which serves as the underlying investment vehicle for certain variable insurance contracts, and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

+ May be deemed an "interested person" of the Fund within the meaning of the Investment Company Act of 1940 (the "1940 Act"), due to membership on the board of directors of the parent company of a registered broker-dealer.

* Is considered an "interested person" of the Fund within the meaning of the 1940 Act on the basis of his affiliation with the Investment Adviser.

+ Includes shares beneficially owned under a retirement plan for employees of Capital Research and Management Company and its affiliates.

#  Corporate positions, in some instances, may have changed during the period.

(1) The Fund has an Audit Committee comprised of the above-designated Trustees. The function of the Committee includes such specific matters as recommending independent public accountants to the Board of Trustees, reviewing the audit plan and results of audits and considering other matters deemed appropriate by the Board of Trustees and/or the Committee.

(2) The Fund has a Nominating Committee and a Contracts Committee comprised of the above-designated Trustees. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under rule 12b-1 that the Fund proposes to enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Trustees on these matters. The Nominating Committee's functions include selecting and recommending to the full Board of Trustees nominees for election as Trustees of the Fund. (Pursuant to rule 12b-1, the selection and nomination of Trustees who are not "interested persons" of the Fund must be committed to the discretion of the non-interested Trustees then in office.) While the Nominating Committee is normally able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with the written consent of the prospective nominee to consideration of his or her name by the Nominating Committee. See also "Shareholder Proposals."

                               ----------------

  Members of the Board of Trustees received travel expenses that were in the aggregate less than $1,000. Each Trustee is paid a fee of $1,200 per annum plus $200 for each Board of Trustees meeting attended and $200 for each meeting attended as a member of a committee of the Board of Trustees.

  There were four Board of Trustees, one Contracts Committee, and two Audit Committee meetings during the fiscal year ended August 31, 1995. All incumbent Trustees attended at least 75% of the total meetings of the Board and of the committees of which they were members.

                                 COMPENSATION

                    AGGREGATE COMPENSATION   TOTAL COMPENSATION
                    (INCLUDING VOLUNTARILY     FROM ALL FUNDS    TOTAL NUMBER
                   DEFERRED COMPENSATION/1/) MANAGED BY CAPITAL     OF FUND
                    FROM FUND DURING FISCAL     RESEARCH AND    BOARDS ON WHICH
 NAME OF TRUSTEE      YEAR ENDED 8/31/95     MANAGEMENT COMPANY TRUSTEE SERVES
 ---------------   ------------------------- ------------------ ---------------
H. Frederick
 Christie                  $2,309/2/              $136,600            18
Diane C. Creel               2,256                  30,675            12
Martin Fenton,
 Jr.                         2,722/2/              102,700            16
Leonard R. Fuller            2,111                  31,575            12
Abner D.
 Goldstine                   None/3/                 None/3/          12
Paul G. Haaga,
 Jr.                         None/3/                 None/3/          14
Herbert Hoover
 III                         2,127                  60,050            14
Richard G. Newman            2,741/2/               39,050            12
Peter C. Valli               2,450/2/               37,050            12

--------
/1/Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the results of one or more funds in The American Funds Group as designated by the Trustee.

2 The total amount of deferred compensation accrued by the Fund (plus earnings thereon) for participating Trustees is as follows: H. Frederick Christie ($724), Martin Fenton, Jr. ($5,807), Richard G. Newman ($6,373) and Peter C. Valli ($5,610). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Fund until paid to the Trustee.

3 Paul G. Haaga, Jr. and Abner D. Goldstine are affiliated with the Investment Adviser and, accordingly, receive no compensation or expense reimbursement from the Fund.

                           OTHER EXECUTIVE OFFICERS

        NAME                                                                  OFFICER
(POSITION WITH FUND)                                                        CONTINUOUSLY
 AND DATE OF BIRTH                   PRINCIPAL OCCUPATION(1)                  SINCE(2)
--------------------                 -----------------------                ------------
Neil L.               Capital Research and Management Company,                  1989
 Langberg
 (Senior              Vice President--Investment Management Group
 Vice Presi-
 dent)
 7/30/53
Michael J.            Capital Research and Management Company,                  1994
 Downer
 (Vice Pres-          Senior Vice President--Fund Business Management Group
 ident)
 2/25/55
Mary C. Hall          Capital Research and Management Company,                  1989
 (Vice Pres-          Senior Vice President--Fund Business Management Group
 ident)
 12/7/57
Julie F.              Capital Research and Management Company,                  1989
 Williams
 (Secretary)          Vice President--Fund Business Management Group
 8/7/48
Anthony W.            Capital Research and Management Company,                  1993
 Hynes, Jr.
 (Treasurer)          Vice President--Fund Business Management Group
 11/30/62

--------
(1) The occupations shown reflect the principal responsibilities of each individual during the past five years. Corporate positions have in some instances changed during this period.

(2) Officers are elected to hold office until their respective successors are elected, or until they resign or are removed.

No officers, directors, or employees of Capital Research and Management Company receive any compensation from the Fund. All officers and Trustees as a group owned beneficially fewer than 1% of the Fund's shares outstanding on January 5, 1996.

2. APPROVAL OF A PROPOSED AMENDMENT TO THE FUND'S INVESTMENT RESTRICTION REGARDING THE MAXIMUM PERCENTAGE OWNERSHIP OF ANY CLASS OF SECURITIES OF AN ISSUER.

  An investment restriction of the Fund currently provides that it will not purchase a security if, as a result, the Fund would own more than 10% of any class of securities or of the total outstanding debt securities of an issuer. The restriction is a fundamental policy and therefore any proposed amendment to the restriction must be submitted to the vote of shareholders. Investment Restriction No. 1 currently reads as follows:

   "[T]he Fund may not:

1. Invest more than 5% of the value of its total assets in the securities of any one issuer [or hold more than 10% of any class of securities of any one issuer (for this purpose all indebtedness of an issuer shall be deemed a single class)], provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations of the U.S. Government or its agencies or instrumentalities;"

  The "10% of a class" limit set forth in the above restriction was adopted by the Fund at the time of its organization in response to a policy then imposed by state securities regulations. States had borrowed the concept from the Internal Revenue Code diversification requirement providing that, as to at least 50% of a mutual fund's assets, investment positions must represent no more than 10% of the outstanding voting securities of an issuer. While the legislative history of the Internal Revenue Code requirement indicates that it was based on the legislative desire to limit the ability of mutual funds to control portfolio companies through the proxy voting process, no such consideration applies in the case of a "class" of fixed-income securities or of the entire indebtedness of the issuer which do not involve voting rights. Recognizing its limited applicability, states have discontinued applying this requirement to fixed-income funds.

  The Board of Trustees has concluded that, due to the Fund's increasing asset size, the Fund's policy in this area may unduly interfere with the Fund's ability to select appropriate investments for its portfolio. The Board believes that eliminating the "10% of any class of securities of any one issuer" limitation would increase the Fund's flexibility in portfolio management without materially affecting the extent to which its portfolio is diversified. In this regard, the Board noted that the Fund will continue to adhere to its fundamental policy of investing no more than 5% of the Fund's total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities). (This policy applies to 75% of the Fund's total assets).

  The Board of Trustees accordingly has determined that it is desirable that the Fund amend Investment Restriction No. 1 to read as follows:

1. "[T]he Fund may not:

  Invest more than 5% of the value of its total assets in the securities of any one issuer provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;"

  THE BOARD OF TRUSTEES HAS APPROVED THE PROPOSED AMENDMENT AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE AMENDMENT.

3. RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANT BY THE BOARD OF TRUSTEES.

  Pursuant to the 1940 Act, a majority of the entire Board of Trustees (including a majority of the Trustees who are not "interested persons" of the Fund as that term is defined in the 1940 Act) have selected the firm of Deloitte & Touche LLP as independent accountant for the Fund for the fiscal year ending August 31, 1996. In addition to the normal audit services, Deloitte & Touche LLP provides services in connection with the preparation and review of federal and state tax returns for the Fund. Deloitte & Touche LLP has served as the Fund's independent accountant since the Fund's inception. Deloitte & Touche LLP has advised the Fund that it has no material direct or indirect financial interest in the Fund or its affiliates. The Fund's Audit Committee recommended that Deloitte & Touche LLP be selected as the Fund's independent accountant for the current fiscal year. The employment of the accountant is conditioned upon the right of the Fund to terminate such employment forthwith without any penalty. No representative of the firm of Deloitte & Touche LLP is expected to attend the Special Meeting.

  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF DELOITTE & TOUCHE LLP.

SHAREHOLDER PROPOSALS

  Any shareholder proposals for inclusion in proxy solicitation material for a shareholders meeting should be submitted to the Secretary of the Fund, at the Fund's principal executive offices, 333 South Hope Street, Los Angeles, CA 90071. Any such proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934.

  Under the laws of Massachusetts, where the Fund is organized, the Fund is not required to hold regular meetings of shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters but not necessarily on an annual basis. As a result, it is not anticipated that the Fund will hold shareholder meetings on a regular basis and any shareholder proposal received may not be considered until such a meeting is held.

MISCELLANEOUS

  The solicitation of the enclosed Proxy is made by and on behalf of the Board of Trustees of the Fund. The cost of soliciting Proxies, consisting of printing, handling and mailing of the Proxies and related materials, will be paid by the Fund. In addition to solicitation by mail, certain officers and Trustees of the Fund, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally.

  Neither the persons named in the enclosed Proxy nor the Board of Trustees are aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the Proxies in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such Proxy a discretionary authority to vote the shares in respect to any such other matters in accordance with their best judgment in the interest of the Fund.

  Capital Research and Management Company is the investment adviser to the Fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92621. American Funds Distributors, Inc. is the principal underwriter of the Fund's shares and is located at the Los Angeles and Brea addresses above and at 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

  A copy of the Fund's most recent annual report and semi-annual report may be obtained by writing to the Secretary of the Fund at 333 South Hope Street, 52nd Floor, Los Angeles, CA 90071, or by telephoning 800/421-0180. These requests will be honored within three business days of receipt.

                                          By Order of the Board of Trustees

                                               Julie F. Williams
                                                   Secretary

January 18, 1996

                               PROXY CARD
PROXY                             THE AMERICAN FUNDS TAX-EXEMPT SERIES II
                                  THE TAX-EXEMPT FUND OF CALIFORNIA
PROXY SOLICITED ON BEHALF         The undersigned hereby appoints Michael
OF THE BOARD OF DIRECTORS         J. Downer, Paul G. Haaga, Jr. Neil L.
OF THE COMPANY FOR THE MEETING    Langberg, Kimberly S. Verdick and Julie F.
OF SHAREHOLDERS TO BE HELD        Williams, and each of them, his/her true
FEBRUARY 29, 1996                 and lawful agents and proxies with
                                  full power of substitution to represent
                                  the undersigned at the Special Meeting
                                  of Shareholders to be held at the
                                  office of the fund, 333 South Hope Street, 51st Floor, Los Angeles, California, 90071,
                                  Thursday, February 29, 1996 at 10:00 a.m., on all matters coming before the meeting.

                                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE
                                  VOTED IN THE MANNER YOU DIRECTED.  IF NO
                                  DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED
                                  FOR THE NOMINEES IN ITEM 1 AND FOR ITEMS 2
                                  AND 3.

                                  Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

---------DETACH ALONG PERFORATION AND RETURN IN THE ENVELOPE PROVIDED---------

------------------------------------------------------------------------------
|                                    IMPORTANT                                |
|  Shareholders can help the Fund avoid the necessity and expense of         |
|  sending follow-up letters by promptly returning the enclosed proxy.        |
------------------------------------------------------------------------------

IMPORTANT INSTRUCTIONS FOR COMPLETING YOUR PROXY VOTE                 [LOGO]
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- Please fill in the ovals // in red or black ink.        Account Number:
- Sign and date your proxy.
- Detach proxy and return promptly in the enclosed envelope, which requires no postage if mailed in the United States.

ADDRESS CORRECTION
If address is not correct as shown, please make correction on this form. DETACH FROM PROXY and return to American Funds Service Company in the enclosed envelope.

                    IMPORTANT - PLEASE DETACH ALONG PERFORATION
                             THE TAX-EXEMPT FUND OF CALIFORNIA  PROXY
1. Election of Trustees  // To vote for all nominess
                         // To withhold your vote from all nominees
- H. Frederick Christie   - Diane C. Creel          - Martin Fenton, Jr.
- Leonard R. Fuller       - Abner D. Goldstine      - Paul G. Haaga, Jr.
- Herbert Hoover III      - Richard G. Newman       - Peter C. Valli
To withhold your vote for any individual   Account Number:
nominee write the nominee's name(s) on     Shares owned as of January 5, 1996
the line below.
---------------------------------------         For    Against    Abstain
2. Approval of a proposed amendment to the
   Fund's investment restriction regarding
   the maximum ownership of any class of
   securities of an issuer:                      //       //        //
3. Ratification of selection of Deloitte &
   Touche LLP as independent accountant:
   In their discretion, upon other matters as
   may properly come before the meeting.
  SHAREHOLDER(S)
  PLEASE SIGN
  HERE             X__________________________X________________________
                              SIGNED                    SIGNED
                                                        _______________
                                                            (Date)